Exhibit 99.1

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Robinhood Credit, Inc. (the “Sponsor”) Robinhood Funding LLC (the “Transferor”) 85 Willow Road Menlo Park, California 94025	1 July 2026

Re:	Robinhood Credit Card Trust (the “Issuer”)

Series 2026-1 Asset-Backed Notes (the “Notes”)

Sample Receivables Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by the Sponsor, Transferor, Wells Fargo Securities, LLC and Barclays Capital Inc. (collectively, the “Specified Parties”), for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a pool of receivables that arise under general purpose revolving credit card accounts (the “Receivables”) relating to the Issuer’s securitization transaction. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Sponsor, on behalf of the Transferor, provided us with, or instructed us to obtain, as applicable:

a.

An electronic data file labeled “20260531Daily_Trial_Balance_Report_V3_MT.xlsx” and the corresponding record layout and decode information, as applicable (the “Data File”), that the Sponsor, on behalf of the Transferor, indicated contains information as of 31 May 2026 (the “Information Date”) relating to the Receivables,

b.	Certain servicing system extraction files (collectively, the “System Extraction Files”):

i.	Labeled “RHCCT Admin Database 5.31.26.xlsx” and the corresponding record layout and decode information, as applicable (the “May Information System Extraction File”), and

ii.	Labeled “RHCCT Admin Database 6.1.26.xlsx” and the corresponding record layout and decode information, as applicable (the “June Information System Extraction File”),

that the Sponsor, on behalf of the Transferor, indicated contains information relating to the Sample Receivables (as defined in Attachment A), as applicable,

c.	The list of relevant characteristics (the “Sample Characteristics”) on the Data File, which is shown on Exhibit 1 to Attachment A, and

d.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, certain information contained on the Data File is the “Subject Matter” as of the date of this report.

The procedures included in Attachment A were limited to comparing certain information that is further described in Attachment A. The Transferor is responsible for the Subject Matter, Data File, System Extraction Files, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the System Extraction Files, Sample Selection Criteria (as defined in Attachment A) or any other information provided to us, or that we were instructed to obtain, as applicable, by the Sponsor, on behalf of the Transferor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Receivables, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions or methodologies provided to us by the Sponsor, on behalf of the Transferor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Receivables conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria or other requirements,

ii.	The value of the collateral securing the Receivables,

iii.	Whether the originator(s) of the Receivables complied with federal, state or local laws or regulations or

iv.

Any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Transferor and to meet our other ethical responsibilities, as applicable, for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedures engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

1 July 2026

Attachment A

Procedures performed and our associated findings

1.

As instructed by the Sponsor, on behalf of the Transferor, we randomly selected a sample of 150 Receivables from the Data File (the “Sample Receivables) using the following criteria (the “Sample Selection Criteria”):

a.	An account_status not equal to “ChargedOff” and

b.	An account_open_date not equal to <blank>,

both as shown on the Data File. For the purpose of this procedure, the Sponsor, on behalf of the Transferor, did not inform us as to the basis for how they determined the number of Sample Receivables or the methodology, including the Sample Selection Criteria, they instructed us to use to select the Sample Receivables from the Data File.

For the purpose of the procedures described in this report, the 150 Sample Receivables are referred to as Sample Receivable Numbers 1 through 150.

2.

For each Sample Receivable, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Data File, to the corresponding information located on the System Extraction Files, subject to the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Transferor, described in the note(s) to Exhibit 1 to Attachment A. All such compared information was found to be in agreement.

Exhibit 1 to Attachment A

Sample Characteristics

Sample Characteristic	Data File Field Name
Account identification number	Credit_account_id
Account open date	Account_open_date
State of billing address	Billing_state
Purchase annual percentage rate	Purchase_apr
Credit limit	Credit_limit
Credit score at application	Fico_score

Notes:

i.	The account identification number Sample Characteristic is for identification purposes only.

ii.

The Sponsor, on behalf of the Transferor, indicated that certain of the System Extraction Files contained account activity that occurred after the Information Date. For the purpose of comparing the purchase annual percentage rate Sample Characteristic, the Sponsor, on behalf of the Transferor, instructed us to only consider account activity that occurred on or prior to one business day after the Information Date. The Sponsor, on behalf of the Transferor, indicated that modifications made within one business day after the Information Date become effective as of the Information Date in their system. We performed no procedures to determine the accuracy, completeness or reasonableness of the information provided by the Sponsor, on behalf of the Transferor.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Transferor, described in the notes above.